EXHIBIT 10.3



                            STOCK PURCHASE AGREEMENT

                                  by and among

                           XIT CORPORATION, as Seller,

                                       and

                          MICROTEL INTERNATIONAL, INC.

                                     and the
                    PERSONS LISTED IN SCHEDULE I, as Buyers,

                                       and

                   JOHN G. SIMMONDS, as Buyer Representative,

                           with respect to the sale of

                   all of the capital stock owned by Seller of

                                  HYCOMP, INC.

                                   dated as of

                                October 13, 1999






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                            STOCK PURCHASE AGREEMENT

         This Stock Purchase Agreement (the "Agreement") is entered into as of October 13, 1999, by and among Microtel International, Inc., a corporation organized under the laws of the State of Delaware ("MicroTel"), XIT Corporation (formerly known as XCEL Corporation), a New Jersey corporation and a wholly-owned subsidiary of MicroTel (the "Seller"), each of the persons listed in Schedule I hereto (individually a "Buyer" and collectively, the "Buyers") and John G. Simmonds, as representative of the Buyers (the "Buyer Representative").

         WHEREAS, as of the date hereof, Seller is the record holder and beneficial owner of 9,041,498 shares of common stock, par value $.01 per share (the "Securities"), of HyComp, Inc., a corporation organized under the laws of the Commonwealth of Massachusetts ("HyComp"), which Securities represent all of the issued and outstanding shares of common stock and other securities of HyComp owned by Seller;

         WHEREAS, each of the Buyers desires to purchase from Seller, and Seller desires to sell to each of the Buyers, for consideration hereinafter provided, the number of Securities set forth opposite such Buyer's name on Schedule I hereto, all upon the terms and conditions hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing and on the basis of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE 1

                       PURCHASE AND SALE OF THE SECURITIES

         1.1 Purchase and Sale of Securities. Upon the terms and subject to the conditions set forth in this Agreement, at the Closing (as defined in Section
2), Buyers agree to purchase and accept delivery from Seller, and Seller agrees to sell, assign, transfer and deliver to Buyers, all of the Securities of HyComp beneficially owned by Seller, free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever ("Encumbrances"), for the consideration specified in
Section 1.2.

         1.2 Purchase Price. The purchase price for the Securities shall be the sum of U.S.$150,000 (the "Purchase Price"), payable by the Buyers at the Closing. The Securities shall be purchased by Buyers and shall be allocated among Buyers in proportion to their respective holding of the Securities, as set forth opposite such Buyer's name on Schedule I hereto.

                                    ARTICLE 2

                                     CLOSING

         2.1 Closing. The purchase and sale of the Securities provided for in this Agreement will take place at the offices of Kramer, Levin, Naftalis & Frankel LLP, 919 Third Avenue, New York, New York

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10022,  at 4:00 p.m. on the date hereof,  or at such other time and place as the parties may agree (the "Closing").

         2.2      Closing Obligations.  At the Closing:

                  (a) Seller shall deliver, or cause to be delivered, to the Buyer Representative for the ratable benefit of Buyers the following:

                           (i) Certificates representing the Securities, duly endorsed in blank (or accompanied by duly  executed  blank stock  powers) and all
                                    other documents or  instruments,  including,
                                    any and all necessary  transfer stamps which
                                    are necessary to vest all of Seller's right,
                                    title   and   interest   in  and   into  the
                                    Securities in Buyers;

                           (ii) Such legal opinions from Seller's counsel as the Buyer Representative shall reasonably request; and

                           (iii)    Such  other    documents    as   the   Buyer
                                    Representative may reasonably require.

                  (b) Buyers shall deliver, or cause to be delivered, to Seller the following:

                           (i)      The  Purchase   Price,  in  accordance  with
                                    Article 1 of this Agreement; and

                           (ii)     Such   other   documents   as   Seller   may
                                    reasonably require.


                                    ARTICLE 3

              REPRESENTATIONS AND WARRANTIES OF SELLER AND MICROTEL

         3. Representations and Warranties of Seller and MicroTel. Seller and MicroTel, jointly and severally, represent and warrant to Buyers as follows:

         3.1 Organization and Good Standing. Seller is a corporation duly organized and validly existing under the laws of New Jersey and has all requisite corporate or other power and authority to enter into this Agreement and perform its obligations hereunder. MicroTel is a corporation duly organized and validly existing under the laws of Delaware and has all requisite corporate or other power and authority to enter into this Agreement and perform its obligations hereunder.

         3.2      The Securities.

                  (a) Seller has good and valid title to the Securities, free and clear of any Encumbrances, and Seller shall deliver to Buyers good and valid title to the Securities free and clear of any Encumbrances.

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                  (b) The  Securities  are owned of record and  beneficially  by
Seller. Seller has sole power of disposition with respect to the Securities, with no restrictions, subject to United States and other applicable securities laws, on Seller's rights of disposition pertaining thereto.

         3.3      Authority; No Conflict.

                  (a) The execution and delivery of this Agreement by Seller and MicroTel, and the sale of the Securities pursuant hereto, have been duly authorized by all necessary corporate or other action required on the part of Seller and MicroTel. This Agreement has been duly executed and delivered by Seller and MicroTel and constitutes the legal, valid and binding obligation of each of them enforceable against both of them in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity.

                  (b) The execution, delivery and performance of this Agreement by Seller and MicroTel, and the consummation by Seller and MicroTel of the transactions contemplated hereby, will not (i) conflict with or violate the organizational documents of Seller, MicroTel or HyComp, or (ii) conflict with, violate, result in the breach of any term of, constitute a default under, or require the consent of or any notice to or filing with any third party or governmental authority under, any agreement or instrument to which Seller, MicroTel or HyComp is a party or any law, order, rule, regulation, decree, writ or injunction of any governmental body having jurisdiction over Seller, MicroTel or HyComp or their respective properties, except for such consents or filings as have been obtained or made.

         3.4 Capitalization of HyComp. The authorized equity securities of HyComp consist of (i) 20,000,000 shares of common stock, $.01 par value per share, of which 10,197,070 shares are issued and outstanding; (ii) 2,000 shares of non-voting 8% convertible redeemable preferred stock, $100 par value per share, of which 53 shares of preferred stock are currently issued and outstanding, but which are to be either redeemed or converted on or before November 10,1999. All of the outstanding equity securities of HyComp have been duly authorized and validly issued and are fully paid and nonassessable. There are options outstanding to purchase 850,000 shares of common stock of HyComp, exercisable at $.013 per share, pursuant to HyComp's 1985 Stock Option Plan (the "1985 Plan"). Except as set forth in the preceding sentence pursuant to the 1985 Plan, there are no other outstanding or authorized options, warrants, calls, rights, commitments, conversion rights or agreements of any character to which HyComp is a party or by which HyComp is bound which could require HyComp to issue, deliver, sell or otherwise transfer or cause to be issued, delivered, sold, transferred or offered for sale or transfer, any shares of capital stock of HyComp or securities convertible into or exchangeable for shares of capital stock of HyComp or that could require either HyComp to grant, extend or enter into any such option, warrant, call, right, commitment, conversion right or agreement. None of the outstanding equity securities or other securities of HyComp were issued in violation of the Securities Act or any other legal requirement. HyComp is under no obligation to register any of its securities under the United States Securities Act of 1933, as amended (the "Securities Act") or securities laws of any other jurisdiction. No person has any preemptive rights with respect to any security of HyComp.

         3.5      Balance Sheet; Absence of Undisclosed Liabilities.

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                  (a) The balance  sheet of HyComp,  dated as of  September  30,
1999 and attached hereto as Exhibit A (the "Balance Sheet"), fairly and accurately reflects the financial condition of HyComp as of the date thereof, and

                  (b) Except as and to the extent (i) reflected and reserved on the Balance Sheet, or (ii) set forth on Schedule II (the "Disclosure Schedule") attached hereto, as of the date of this Agreement, HyComp does not have any liability or obligation, secured or unsecured, whether accrued, absolute, contingent, unasserted or otherwise, which individually or in the aggregate is material to HyComp. For purposes of this Section 3.5, "material" means any amount in excess of $20,000.

          3.6 Product Liability and Recalls. Without limiting the representation contained in Section 3.5, except as disclosed in the Disclosure Schedule,

                  (a) There is no claim, and neither HyComp, MicroTel nor the Seller is aware of the basis of any claim, against HyComp for injury to person or property of employees or any third parties suffered as a result of the manufacture, sale or distribution of any product or the performance of any service by HyComp, including claims arising out of the allegedly defective or unsafe nature of the products sold or distributed by HyComp;

                  (b) There is no pending or, to the best knowledge of HyComp, MicroTel or the Seller, threatened recall or investigation of any product sold or distributed by HyComp; and

                  (c) There are no liabilities of, or threatened claims against, HyComp for (i) product returns, (ii) warranty obligations, or (iii) product services.

          3.7 No Activities. Except as set forth in the Disclosure Schedule,

                  (a) Since the sale of assets to Satcon Technology Corporation, a Delaware corporation ("Satcon") on April 12, 1999 (the "Satcon Sale"), HyComp has engaged in no business activity other than incident to such sale, the settlement of claims identified on the Disclosure Schedule and the maintenance of HyComp's corporate existence; and

                  (b) HyComp is not a party to any contract, agreement or other arrangement, whether or not in writing, that requires any payment or performance by HyComp after the date of this Agreement.

         3.8 Taxes. HyComp (or Seller or MicroTel) has timely filed with the appropriate taxing authorities all tax returns required to be filed by, or with respect to, Hycomp (taking into account any extension of time to file). The information on such tax returns is complete and accurate in all material respects. HyComp, or Seller or MicroTel, has paid on a timely basis all taxes due and payable. There are no liens for taxes upon the assets of HyComp. None of HyComp, Seller or MicroTel has received any notice from any taxing or other governmental authority claiming, proposing or assessing deficiencies for taxes with respect to the HyComp and neither MicroTel nor the Seller has any knowledge that there exists any unpaid (or unreserved in accordance with GAAP) deficiencies for taxes with respect to HyComp. There are no pending or, to the knowledge of either MicroTel or Seller, threatened audits, investigations or claims or issued and outstanding assessments for or relating to any liability in respect of taxes of HyComp.

                                      -5-
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         3.9  Authorization of Satcon Sale and Distribution of Proceeds of Sale.
The Satcon Sale, the execution and delivery of all documents and all other actions taken in connection therewith and the distribution of the proceeds of the Satcon Sale were duly authorized by all necessary corporate action on the part of Seller.

         3.10 Absences of Reporting Obligations. HyComp is not now and has never in the past been subject to the reporting obligations of Section 13 or 15(d) of the United States Securities Exchange Act of 1934, as amended, or similar securities laws of any other jurisdiction.

         3.11 No Subsidiaries. HyComp has no subsidiaries or affiliates and has no ownership or other interest, direct or indirect, in any other corporate entity, including, without limitation, HyComp Limited, a United Kingdom corporation.

         3.11     Directors and Officers of HyComp.

                  (a) Paul Hickey and Lawrence Fox are the only officers of HyComp. Paul Hickey, George Riley and Lawrence Fox are the only directors of HyComp. HyComp has no other officers or directors.

                  (b) MicroTel and Seller shall obtain the resignation of all directors and officers of HyComp identified in subparagraph (a) above, to be effective as of the Closing or such later time as Buyers shall designate.

         3.12 Books and Records. Except as disclosed in the Disclosure Schedule, the books of account and other records of HyComp, all of which have been made available to Buyers, are true and correct. Except as disclosed in the Disclosure Schedule, the minute books of HyComp contain true, correct and, since February 29, 1984, complete records of all meetings held of, and corporate action taken by, the shareholders, the Board of Directors, and committees of the Board of Directors of HyComp. The stock books of HyComp are true, accurate and complete. At the Closing, all of such books and records will be in the possession of HyComp.

                                    ARTICLE 4

                     REPRESENTATIONS AND WARRANTIES OF BUYER

         4. Representations and Warranties of Buyer. Each Buyer, individually as to such Buyer only, hereby represents and warrants to Seller as follows:

         4.1 Authority; No Conflict.

                  (a) If Buyer is an individual, Buyer has the legal capacity to enter into and perform all of Buyer's obligations under this Agreement.

                  (b) If Buyer is a corporation, it is duly organized and validly existing under the laws of its respective jurisdiction and has all requisite corporate or other power and authority to enter into this Agreement and perform its obligation hereunder.

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                  (d) If Buyer is a corporation,  (i) the execution and delivery of this Agreement by Buyer, and the purchase of the Securities pursuant hereto, have been duly authorized by all necessary corporate or other action required on the part of Buyer. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, subject to bankruptcy, insolvency and other similar laws relating to or affecting the enforceability of creditors' rights generally, and to general principles of equity, and (ii) The execution, delivery and performance of this Agreement by Buyer, and the consummation by Seller of the transactions contemplated hereby, will not conflict with or violate the organizational documents of Buyer, or conflict with, violate, result in the breach of any term of, constitute a default under, or require the consent of or any notice to or filing with any third party or governmental authority under, any agreement or instrument to which Buyer is a party or any law, order, rule, regulation, decree, writ or injunction of any governmental body having jurisdiction over Buyer or its respective properties, except for such consents or filings as have been obtained or made.

         4.2      Investment Representations.

                  (a) Buyer acknowledges that (i) the Securities have not been registered under the Securities Act, or any state securities laws, and cannot be sold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or that is exempt from such registration, and (ii) so long as required by law, each certificate representing the Securities will bear a legend to the following effect:

                  "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR PURSUANT TO AN APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS."

                  (b)      Buyer either:

          (i) certifies that it is an accredited investor as that term is defined in Rule 501 promulgated under the Securities Act, or

          (ii) certifies that it: (A) is not a U.S. person as that term is defined in Rule 902 promulgated under the Securities Act;
                    (B) is not  acquiring  the  Securities  for the  account  or benefit of any U.S. person; (C) agrees to resell the Securities only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act; and (D) agrees not to engage in hedging transactions involving the Securities except in accordance with the Securities Act and acknowledges that, so long as required by law, the certificates representing the Securities will bear a legend to the following effect:


                                      -7-
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                           "HEDGING  TRANSACTIONS  INVOLVING   THE    SECURITIES
                           REPRESENTED BY THIS CERTIFICATE MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

                  (c) The Securities are being acquired by Buyer for his own account and not for any other person or entity, for investment only and with no intention of distributing or reselling (and will not distribute or resell) such Securities or any part thereof or interest therein in any transaction that would violate the registration requirements of the Securities Act or other applicable securities laws.

         4.3 Distribution of Satcon Proceeds. Buyer acknowledges that Seller is entitled to its ratable share of the net proceeds from the Satcon Sale, and if the distribution of such proceeds to HyComp's shareholders is made after the Closing, Buyers will hold in trust for and promptly pay over to Seller any of such proceeds received by Buyer following the Closing on account of Buyer's ownership interest in HyComp.

                                    ARTICLE 5

                        COVENANTS OF SELLER AND MICROTEL

         5.1 Filing of Tax Returns. Seller, and/or MicroTel shall prepare and file all tax returns of HyComp with respect to all periods ending on or prior to the Closing Date and shall pay all taxes with respect to such periods and with respect to the pre-Closing Date portion of any taxable period of HyComp that includes but does not end on the Closing Date.

                                    ARTICLE 6

                          INDEMNIFICATION AND REMEDIES

         6.       Indemnification; Remedies.

         6.1      By Seller and MicroTel.

                  (a) Seller and MicroTel, jointly and severally, hereby agree promptly upon demand to indemnify and hold harmless Buyers and their affiliates and their respective officers, director, employees and agents against all claims, damages, losses, liabilities, costs and expenses (including, without limitation, settlement costs and any legal, accounting or other expenses for investigating or defending any actions or threatened actions) reasonably incurred by such persons in connection with or arising out of each and all of the following:

                    (i)       Any   breach  by  Seller   or   MicroTel   of  any
                              representation or warranty of Seller or MicroTel in this Agreement;

                    (ii)      Any   breach  of  any   covenant,   agreement   or
                              obligation of Seller or MicroTel contained in this Agreement;

                    (iii) The operation of the business of HyComp prior to the Closing Date, including any warranty claim or product liability claim relating to products manufactured or sold by HyComp prior to the Closing;

                    (iv) Unpaid debts, liabilities or obligations of HyComp incurred prior to the Closing Date, including, without limitation, liabilities or obligations resulting or arising from either: (i) claims for personal injury, property damage, employment matters, intercompany accounts payable and notes payable to lenders; or (ii) non-performance of any contract, commitment or obligation imposed by law or otherwise;

                    (v) Any claim by any person or other liabilities or obligations relating to: (A) the Satcon Sale or the authorization or consummation thereof; (B) the breach of any representation, warranty, covenant, agreement or obligation of Seller, MicroTel or HyComp relating to the Satcon Sale or any documents in connection therewith, including, without limitation, any claims made in connection with the Asset Purchase Agreement by and between HyComp and HyComp Acquisition Corp. dated March 31, 1999; or (C) the distribution of the proceeds of the Satcon Sale;

                    (vi) Any claims by any person or other liabilities or obligations relating to any preferred stock of HyComp issued and outstanding prior to the Closing Date, the redemption or conversion thereof or dividends accrued in respect thereof prior to the Closing Date;

                    (vii) All taxes that may be imposed upon or assessed against HyComp (including taxes imposed pursuant to Treas. Reg.ss.1.1502-6) or the assets thereof with respect to all taxable periods of HyComp or portion thereof ending on or prior to the Closing Date, and with respect to all taxable periods of the Seller, MicroTel and their subsidiaries (other than HyComp) ending prior to or including the Closing Date, or arising by reason of any breach by MicroTel or Seller of any representation or warranty of Seller or MicroTel in this Agreement and any losses, damages, liabilities, obligations, deficiencies, costs and expenses incurred in connection therewith; and

                    (viii) Any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Seller, MicroTel or HyComp in connection with the transactions contemplated hereby.


         6.2      Indemnification by Buyers.

                  (a) Each Buyer, severally as to such Buyer only, hereby agrees promptly upon demand to indemnify and hold harmless Seller and its affiliates and their respective officers, directors, employees and agents against all claims, damages, losses, liabilities, costs and expenses (including,

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

without limitation, settlement costs and any legal, accounting or other expenses for investigating or defending any actions or threatened actions) reasonably incurred by such persons, in connection with each and all of the following:

                    (i) Any breach by Buyer of any representation or warranty of Buyer in this Agreement;

                    (ii)      Any   breach  of  any   covenant,   agreement   or
                              obligation of Buyer  contained in this  Agreement;
                              and

                    (iii) Any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with Buyer in connection with the transactions contemplated hereby.

         6.3 Claims for Indemnification. Whenever any claim shall arise for indemnification hereunder the party seeking indemnification (the "Indemnified Party"), shall promptly notify the party from whom indemnification is sought (the "Indemnifying Party") of the claim and, when known, the facts constituting the basis for such claim. In the event of any such claim for indemnification hereunder resulting from or in connection with any claim or legal proceedings by a third-party, the notice to the Indemnifying Party shall specify, if known, the amount or an estimate of the amount of the liability arising therefrom. The Indemnified Party shall not settle or compromise any claim by a third party for which it is entitled to Indemnification hereunder without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld. The Indemnifying Party shall not settle or compromise any such claim unless such settlement or compromise is without any cost to, and provides for a full and unconditional release of, the Indemnified Party.

         6.4 Defense of Indemnifying Party. In connection with any indemnity hereunder resulting from or arising out of any claim or legal preceding by a third-party, the Indemnifying Party at its sole cost and expense may, upon written notice to the Indemnified Party, assume the defense of any such claim or legal proceeding with counsel of its choice who shall be reasonably acceptable to the Indemnified Party. In such case, the Indemnified Party shall be entitled to participate in (but not control) the defense of any such claim or legal proceeding, with its counsel and at its own expense. If the Indemnifying Party does not assume the defense of any such claim or legal proceeding within thirty
(30) days after the date the Indemnified Party delivers notice of such claim to the Indemnifying Party, (a) the Indemnified Party may, upon written notice to the Indemnifying Party, defend against such claim or legal proceeding with counsel of its choice who shall be reasonably acceptable to the Indemnifying Party, at the cost and expense of the Indemnifying Party, payable to the Indemnified Party on demand as incurred, and (b) the Indemnifying Party shall be entitled to participate in (but not control) the defense of such claim or legal proceeding with its counsel and at its own cost and expense.

                                    ARTICLE 7

                                  MISCELLANEOUS

         7.1 Further Assurances. By its signature hereto, each party consents and agrees to all of the transactions contemplated hereby. Each party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by any other party hereto in order to consummate the transactions contemplated hereby.

         7.2 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, postage prepaid, (ii) hand delivered, (iii) sent by prepaid overnight carrier, with a record of receipt or (iv) sent by facsimile (with confirmation of receipt), to the parties at the following address (or at such other addresses as shall be specified by the parties by like notice):

                  (i)      To Seller or MicroTel:
                           Microtel International, Inc.
                           4290 East Brickell Street
                           Ontario, California  91761-1511
                           Attention:  Carmine T. Oliva

                  (ii)     To Buyers:
                           Simmonds Capital Limited
                           580 Granite Court
                           Pickering, Ontario L1W 3Z4
                           CANADA
                           Attention:  John G. Simmonds

                           with a copy to:
                           Kramer, Levin, Naftalis & Frankel LLP
                           919 Third Avenue
                           New York, New York  10022
                           Attention:  Scott S. Rosenblum, Esq.

Each notice or other communication shall be deemed to have been given on the date received.

         7.3. Successors. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors, permitted assigns, personal representatives, heirs, executors and estates.

         7.4 Severability. Any provision in this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability at such time without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction at such time shall not invalidate or render unenforceable such provision in any other jurisdiction or in the same jurisdiction at any other time, so long as the economic or legal substance of the transactions contemplated hereby is not affect in any manner materially adverse to any party. To the extent permitted by applicable law, the parties hereto waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

         7.5 Amendment; Waiver; Extension Waiver. This Agreement may be amended, supplemented or otherwise modified only by the written agreement of the parties hereto. Any waiver of any provision of this Agreement shall be in writing and executed by the parties hereto, and any such waiver shall be effective only for the specific purpose for which it is given and for the specific time period, if any, contemplated therein. The parties hereto may extend the time for the performance of any of the obligations or other acts of the other parties hereto, waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument singed on behalf of all parties.

         7.6 Counterparts. This Agreement may be executed in any number of counterparts each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one agreement. This Agreement may be delivered by facsimile transmission with the same effect as if delivered in person.

         7.7 Buyer Representative; Execution. The Buyer Representative is empowered to act on behalf of any or all of the Buyers under this Agreement and, unless a Buyer notifies Seller and MicroTel to the contrary, Seller and MicroTel shall regard the Buyer Representative as the agent of such Buyer for all purposes under this Agreement.

         7.8 Waiver of Jury Trial. The parties hereto hereby unconditionally waive trial by jury in any suit, action or proceeding relating to this Agreement.

         7.9 Specific Performance. Each party hereto recognizes and acknowledges that a breach by such party of any covenants or agreements contained in this Agreement will cause the other parties to sustain damages for which they would not have an adequate remedy at law for money damages, and therefore each party agrees that in the event of any such breach the non-breaching parties shall be entitled to the remedy of specific performance of such covenant and agreement and injunctive and other equitable relief in addition to any other remedy to which such non-breaching parties may be entitled, at law or in equity, without the posting of any bond and without proving that damages would be inadequate.

         7.10 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and to be wholly performed within such State, without reference to principles of conflicts of laws.

         7.11 Jurisdiction; Venue. The parties hereto irrevocably and unconditionally submit to the jurisdiction of any State or Federal court sitting in the City of New York, Borough of Manhattan, over any suit, action or proceeding arising out of or relating to this Agreement. Service of any process, summons, notice or document by registered mail addressed to any party as provided in Section 6.2 hereof shall be effective service of process for any suit, action or proceeding brought against such party in any such court. The parties hereto irrevocably and unconditionally waive any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. A final judgment in any suit, action or proceeding brought in any such court shall be conclusive and binding upon the parties and may be enforced in any other courts to whose jurisdiction a party is or may be subject, by suit upon such judgment.

         7.12 Entire Agreement; Interpretation. This Agreement contains the entire agreement between the parties relating to the subject matter hereof and supersedes all oral statements and prior writings with respect thereto. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. A reference to a gender in this Agreement shall be interpreted to include the masculine, feminine and/or neutral gender, as applicable.

         7.13 Certain Costs and Expenses. Each party hereto shall pay its own costs in connection with the preparation and execution of this Agreement.


                                      -13

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

                                   SELLER:

                                   XIT CORPORATION


                                   /s/ Carmine T. Oliva
                                   Name:  Carmine T. Oliva
                                   Title:  Chairman and Chief Executive Officer

                                   MICROTEL INTERNATIONAL, INC.


                                   /s/ Carmine T. Oliva
                                   Name:  Carmine T. Oliva
                                   Title:  Chairman and Chief Executive Officer


                                   BUYERS:


                                   /s/ Lawrence Aziz
                                   Lawrence Aziz


                                   /s/ Rabbi Beck
                                   Rabbi Beck


                                   /s/ Andrew Buck
                                   Andrew Buck


                                   /s/ Buckingham Securities
                                   Buckingham Securities


                                   /s/ Richard Cole
                                   Richard Cole


                                   /s/ Robert Douglas
                                   Robert Douglas

                                   /s/ Paul Dutton
                                   ------------------------------------
                                   Paul Dutton


                                   /s/ Scott Geram
                                   ------------------------------------
                                   Scott Geram


                                   /s/ Chris Green
                                   ------------------------------------
                                   Chris Green


                                   /s/ Mark Gregory
                                   ------------------------------------
                                   Mark Gregory


                                   /s/ Max Hahne
                                   ------------------------------------
                                   Max Hahne


                                   /s/ Doug Haslam
                                   ------------------------------------
                                   Doug Haslam


                                   /s/ Scott Henderson
                                   ------------------------------------
                                   Scott Henderson


                                   /s/ Gary Hokkanen
                                   ------------------------------------
                                   Gary Hokkanen


                                   /s/ Ian Macdonald
                                   ------------------------------------
                                   Ian Macdonald


                                   /s/ Ted Markovitz
                                   ------------------------------------
                                   Ted Markovitz


                                   /s/ Richard Mason
                                   ------------------------------------
                                   Richard Mason

                                   /s/ Cathy Masulka
                                   ------------------------------------
                                   Cathy Masulka


                                   /s/ Jim McLean
                                   ------------------------------------
                                   Jim McLean


                                   /s/ David O'Kell
                                   ------------------------------------
                                   David O'Kell


                                   /s/ Andrew Penichev
                                   ------------------------------------
                                   Andrew Penichev


                                   /s/ Rich Reda
                                   ------------------------------------
                                   Rich Reda


                                   /s/ Robert Sali
                                   ------------------------------------
                                   Robert Sali


                                   /s/ Cliff Schmitt
                                   ------------------------------------
                                   Cliff Schmitt


                                   /s/ Claude Simmonds
                                   ------------------------------------
                                   Claude Simmonds


                                   /s/ Deborah Simmonds
                                   ------------------------------------
                                   Deborah Simmonds


                                   /s/ Graham Simmonds
                                   ------------------------------------
                                   Graham Simmonds


                                   /s/ Jack Simmonds
                                   ------------------------------------
                                   Jack Simmonds

                                   /s/ John Simmonds
                                   ------------------------------------
                                   John Simmonds


                                   /s/ Tony Smith
                                   ------------------------------------
                                   Tony Smith


                                   /s/ Christopher Smith
                                   ------------------------------------
                                   Christopher Smith


                                   /s/ Arnold Smolen
                                   ------------------------------------
                                   Arnold Smolen


                                   /s/ Robert Sturgess
                                   ------------------------------------
                                   Robert Sturgess


                                   /s/ David Tingley
                                   ------------------------------------
                                   David Tingley


                                   /s/ Carrie Weiler
                                   ------------------------------------
                                   Carrie Weiler

                                   SCHEDULE I

                                                                 Number of
                                                             Shares Purchased
Name and Address of Buyer

Lawrence Aziz                                                     250,000
1305 Morningside Ave, Unit 15
Scarborough, ON  M1B 4Z5
Rabbi Beck                                                        500,000


Andrew Buck                                                        50,000
15 Maple Ave., Unit 3
Toronto, ON  M4W 2T5

Buckingham Securities                                              40,000
130 King St. W., Suite 1310
Toronto, ON  M5X 1E2

Richard Cole                                                       50,000
c/o Jones Gable
110 Yonge St.
Toronto, ON  M5C 1T4

Robert Douglas                                                     75,000
100-21650 Oxnard St.
Woodland Hills, CA  91367

Paul Dutton                                                       250,000
590 King St., Suite 403
Toronto, ON  M5V 1M3

Scott Geram                                                       500,000
c/o Weatherly Securities
Two World Trade Center
New York, New York  10048

Chris Green                                                       250,000
580 Granite Court
Pickering, ON  L1W 3Z4

Mark Gregory                                                      100,000
580 Granite Court
Pickering, ON  L1W 3Z4

                                                                 Number of
                                                             Shares Purchased
Name and Address of Buyer

Max Hahne                                                         250,000
590 King St., Suite 403
Toronto, ON  M5V 1M3

Doug Haslam                                                       500,000
4577 Lighthouse Lane
Naples, Fl  34112

Scott Henderson                                                   500,000
157 Dickens St.
Coppell, TX  75019

Gary Hokkanen                                                     500,000
580 Granite Court
Pickering, ON  L1W 3Z4

Ian Macdonald                                                     500,000
243 Dalwish Ave.
North York, ON  M4N 1J2

Ted Markovitz                                                     500,000
14 Blue Forest Drive
Toronto, ON  M3H 4W2

Richard Mason                                                      50,000
c/o Nesbitt Burns
1 First Canadian Place
Toronto, ON M5X 1H3

Cathy Masulka                                                      14,798
580 Granite Court
Pickering, ON  L1W 3Z4

Jim McLean                                                         50,000
c/o Nesbitt Burns
1 First Canadian Place
Toronto, ON M5X 1H3

David O'Kell                                                      500,000
580 Granite Court
Pickering, ON  L1W 3Z4

                                                                 Number of
                                                             Shares Purchased
Name and Address of Buyer

Andrew Penichev                                                    85,000
31 Esgore Dr.
Toronto, ON  M5M 3R2

Rich Reda                                                         500,000
c/o Weatherly Securities
Two World Trade Center
New York, New York  10048

Robert Sali                                                        50,000
c/o 666 Burrard St.
Suite 1690
Vancouver, BC V6C 2X8

Cliff Schmitt                                                      25,000
1214 Maple Gate Rd.
Pickering, ON L1X 1S7

Claude Simmonds                                                   200,000
580 Granite Court
Pickering, ON  L1W 3Z4

Deborah Simmonds                                                  100,000
580 Granite Court
Pickering, ON  L1W 3Z4

Graham Simmonds                                                   500,000
580 Granite Court
Pickering, ON  L1W 3Z4

Jack Simmonds                                                      50,000
580 Granite Court
Pickering, ON  L1W 3Z4

John Simmonds                                                     500,000
580 Granite Court
Pickering, ON  L1W 3Z4

Tony Smith                                                        250,000
580 Granite Court
Pickering, ON  L1W 3Z4

                                                                 Number of
                                                             Shares Purchased
Name and Address of Buyer

Christopher Smith                                                  50,000
c/o Goepel McDermid
151 Yonge St., Suite 1300
Toronto, ON  M5C 3A2

Arnold Smolen                                                     100,000
2515 Boston St., Unit 1103
Baltimore, MD  21224

Robert Sturgess                                                   500,000
c/o Michael Stern Associates
70 University Ave., Suite 370
Toronto, ON  MAJ M

David Tingley                                                      50,000
c/o 580 Granite Court
Pickering, ON  L1W 3Z4

Carrie Weiler                                                     500,000
580 Granite Court
Pickering, ON  L1W 3Z4

Simmonds Capital Limited                                          151,700
580 Granite Court
Pickering, ON  L1W 324

Total                                                           9,041,498

                                   SCHEDULE II

                               DISCLOSURE SCHEDULE


Upon the Closing (as therein defined) of the Stock Purchase Agreement by and between SIMMONDS CAPITAL LIMITED and HYCOMP, INC. relating to all of the outstanding capital stock of EIEIHOME.COM, INC. dated as of October 14, 1999, HyComp, Inc. has agreed to issue Lawrence Fox 500,000 shares of HyComp, Inc. common stock, par value $0.01 per share.

                                                                       Exhibit A



                                      -23